PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield Enhanced Market ETF

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? **If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.**

Mail ID CUSIP

Anfield Enhanced Market ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield Enhanced Market ETF (with respect to this Proposal 1, the "Acquired Fund") to Anfield Enhanced Market ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX
Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX
Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield Enhanced Market Strategy ETF

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? **If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.**

Mail ID CUSIP

Anfield Enhanced Market Strategy ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield Enhanced Market Strategy ETF (with respect to this Proposal 1, the "Acquired Fund") to Anfield Enhanced Market Strategy ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Regents Park Hedged Market Strategy ETF

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? **If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.**

Mail ID CUSIP

Regents Park Hedged Market Strategy ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Regents Park Hedged Market Strategy ETF (with respect to this Proposal 1, the "Acquired Fund") to Regents Park Hedged Market Strategy ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield US Equity Sector Rotation ETF

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? **If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.**

Mail ID CUSIP

Anfield US Equity Sector Rotation ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield US Equity Sector Rotation ETF (with respect to this Proposal 1, the "Acquired Fund") to Anfield US Equity Sector Rotation ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

ANFIELD CAPITAL

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield Universal Fixed Income ETF

A Series of Two Roads Shared Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

Anfield Universal Fixed Income ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield Universal Fixed Income ETF (with respect to this Proposal 1, the "Acquired Fund") to Anfield Universal Fixed Income ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

MEETING AGENDA on Reverse Side

ANFIELD CAPITAL

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:

Voter ID: XXXXXXXX
Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX
Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield Dynamic Fixed Income ETF

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

Anfield Dynamic Fixed Income ETF

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield Dynamic Fixed Income ETF (with respect to this Proposal 1, the "Acquired Fund") to Anfield Dynamic Fixed Income ETF (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE**

VOTER PROFILE:
Voter ID: XXXXXXXX
Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX
Household ID: XXXXXXXXXX
**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

1-800-431-9629

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Anfield Universal Fixed Income Fund

A Series of Two Roads Shared Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

The undersigned hereby appoints ______________________________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on March 6, 2026, at a Special Meeting of Shareholders to be held on April 30, 2026 at 10:00 a.m. Eastern time, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement and Prospectus for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026. The Notice of Combined Special Meeting of Shareholders, Combined Proxy Statement and Prospectus and Proxy Card are available at vote.proxyonline.com/anfield/docs/2026mtg.pdf.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-800-431-9629. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

Anfield Universal Fixed Income Fund

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Combined Special Meeting of Shareholders and Combined Proxy Statement and Prospectus is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TWO ROADS SHARED TRUST

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Anfield Universal Fixed Income Fund (with respect to this Proposal 1, the "Acquired Fund") to Anfield Universal Fixed Income Fund (with respect to this Proposal 1, the "Acquiring Fund"), a newly created series of Horizon Funds, a Delaware statutory trust ("Horizon Funds"), in exchange for (a) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund (if applicable), with such shares and cash having an aggregate value equal to the aggregate net asset value ("NAV") of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares, and cash in lieu of fractional shares (if applicable), of the Acquiring Fund received in the exchange in proportion to the total dollar value of the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP